--------------------------------------------------------------------------------
THIS MATERIAL HAS BEEN PREPARED FOR INFORMATION PURPOSES TO SUPPORT THE
PROMOTION OR MARKETING OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN. IT IS NOT
A SOLICITATION OF ANY OFFER TO BUY OR SELL ANY SECURITY OR OTHER FINANCIAL
INSTRUMENT OR TO PARTICIPATE IN ANY TRADING STRATEGY. THIS IS NOT A RESEARCH
REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. IT WAS
PREPARED BY MORGAN STANLEY SALES, TRADING, BANKING OR OTHER NON-RESEARCH
PERSONNEL. THIS MATERIAL WAS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT
BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE
IMPOSED ON THE TAXPAYER UNDER U.S. FEDERAL TAX LAWS. EACH TAXPAYER SHOULD SEEK
ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX
ADVISOR. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE PERFORMANCE.
PLEASE SEE ADDITIONAL IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF
THIS MATERIAL.
--------------------------------------------------------------------------------

BSCMS
BSCMS
2005-PWR10 **S&P/Fitch
Treasury Curve (12/05/2005 @ 08:46:51)

3 mth   3.9939   6 mth   4.3191   1 yr   4.3646   2 yr   4.4555   3 yr   4.4543   5 yr   4.4754   10 yr   4.5509   30 yr   4.7506

Security AM
Scenario 0
Avg Life: 9.9750 Total Interest: 144,372,130.49

                                                                                     Excess
 Per       Date         Balance          Principal     Writedown      Interest      Interest   Shortfall    Coupon     Total Cash
-----   ----------   --------------   --------------   ---------   --------------   --------   ---------   -------   --------------

    0    12/1/2005   263,368,000.00               --          --               --         --          --        --               --
    1    1/11/2006   263,368,000.00               --          --     1,186,372.78         --          --   5.40554     1,186,372.78
    2    2/11/2006   263,368,000.00               --          --     1,185,007.24         --          --   5.39932     1,185,007.24
    3    3/11/2006   263,368,000.00               --          --     1,185,118.33         --          --   5.39983     1,185,118.33
    4    4/11/2006   263,368,000.00               --          --     1,219,347.63         --          --   5.55579     1,219,347.63
    5    5/11/2006   263,368,000.00               --          --     1,185,054.79         --          --   5.39954     1,185,054.79
    6    6/11/2006   263,368,000.00               --          --     1,219,374.40         --          --   5.55591     1,219,374.40
    7    7/11/2006   263,368,000.00               --          --     1,185,086.15         --          --   5.39968     1,185,086.15
    8    8/11/2006   263,368,000.00               --          --     1,219,401.42         --          --   5.55603     1,219,401.42
    9    9/11/2006   263,368,000.00               --          --     1,219,414.53         --          --   5.55609     1,219,414.53
   10   10/11/2006   263,368,000.00               --          --     1,185,133.13         --          --   5.39990     1,185,133.13
   11   11/11/2006   263,368,000.00               --          --     1,219,441.94         --          --   5.55622     1,219,441.94
   12   12/11/2006   263,368,000.00               --          --     1,185,164.75         --          --   5.40004     1,185,164.75
   13    1/11/2007   263,368,000.00               --          --     1,185,180.94         --          --   5.40011     1,185,180.94
   14    2/11/2007   263,368,000.00               --          --     1,185,196.28         --          --   5.40018     1,185,196.28
   15    3/11/2007   263,368,000.00               --          --     1,185,268.23         --          --   5.40051     1,185,268.23
   16    4/11/2007   263,368,000.00               --          --     1,219,510.88         --          --   5.55653     1,219,510.88
   17    5/11/2007   263,368,000.00               --          --     1,185,247.00         --          --   5.40041     1,185,247.00
   18    6/11/2007   263,368,000.00               --          --     1,219,538.92         --          --   5.55666     1,219,538.92
   19    7/11/2007   263,368,000.00               --          --     1,185,280.77         --          --   5.40057     1,185,280.77
   20    8/11/2007   263,368,000.00               --          --     1,219,568.35         --          --   5.55680     1,219,568.35
   21    9/11/2007   263,368,000.00               --          --     1,219,570.79         --          --   5.55681     1,219,570.79
   22   10/11/2007   263,368,000.00               --          --     1,185,310.82         --          --   5.40071     1,185,310.82
   23   11/11/2007   263,368,000.00               --          --     1,219,574.60         --          --   5.55682     1,219,574.60
   24   12/11/2007   263,368,000.00               --          --     1,185,322.13         --          --   5.40076     1,185,322.13
   25    1/11/2008   263,368,000.00               --          --     1,220,393.72         --          --   5.56056     1,220,393.72
   26    2/11/2008   263,368,000.00               --          --     1,186,146.84         --          --   5.40451     1,186,146.84
   27    3/11/2008   263,368,000.00               --          --     1,186,181.79         --          --   5.40467     1,186,181.79
   28    4/11/2008   263,368,000.00               --          --     1,220,389.24         --          --   5.56054     1,220,389.24
   29    5/11/2008   263,368,000.00               --          --     1,186,156.78         --          --   5.40456     1,186,156.78
   30    6/11/2008   263,368,000.00               --          --     1,220,386.53         --          --   5.56052     1,220,386.53
   31    7/11/2008   263,368,000.00               --          --     1,186,163.67         --          --   5.40459     1,186,163.67
   32    8/11/2008   263,368,000.00               --          --     1,220,383.71         --          --   5.56051     1,220,383.71
   33    9/11/2008   263,368,000.00               --          --     1,220,387.60         --          --   5.56053     1,220,387.60
   34   10/11/2008   263,368,000.00               --          --     1,186,183.99         --          --   5.40468     1,186,183.99
   35   11/11/2008   263,368,000.00               --          --     1,220,394.53         --          --   5.56056     1,220,394.53
   36   12/11/2008   263,368,000.00               --          --     1,186,202.39         --          --   5.40477     1,186,202.39
   37    1/11/2009   263,368,000.00               --          --     1,186,212.41         --          --   5.40481     1,186,212.41
   38    2/11/2009   263,368,000.00               --          --     1,186,222.42         --          --   5.40486     1,186,222.42
   39    3/11/2009   263,368,000.00               --          --     1,186,342.48         --          --   5.40541     1,186,342.48
   40    4/11/2009   263,368,000.00               --          --     1,220,416.68         --          --   5.56066     1,220,416.68
   41    5/11/2009   263,368,000.00               --          --     1,186,252.34         --          --   5.40500     1,186,252.34
   42    6/11/2009   263,368,000.00               --          --     1,220,425.83         --          --   5.56070     1,220,425.83
   43    7/11/2009   263,368,000.00               --          --     1,186,272.63         --          --   5.40509     1,186,272.63
   44    8/11/2009   263,368,000.00               --          --     1,220,435.01         --          --   5.56074     1,220,435.01
   45    9/11/2009   263,368,000.00               --          --     1,220,439.98         --          --   5.56077     1,220,439.98
   46   10/11/2009   263,368,000.00               --          --     1,186,303.46         --          --   5.40523     1,186,303.46
   47   11/11/2009   263,368,000.00               --          --     1,220,449.21         --          --   5.56081     1,220,449.21
   48   12/11/2009   263,368,000.00               --          --     1,186,324.20         --          --   5.40532     1,186,324.20
   49    1/11/2010   263,368,000.00               --          --     1,186,334.58         --          --   5.40537     1,186,334.58
   50    2/11/2010   263,368,000.00               --          --     1,186,345.13         --          --   5.40542     1,186,345.13
   51    3/11/2010   263,368,000.00               --          --     1,186,474.01         --          --   5.40601     1,186,474.01
   52    4/11/2010   263,368,000.00               --          --     1,220,471.29         --          --   5.56091     1,220,471.29
   53    5/11/2010   263,368,000.00               --          --     1,186,376.68         --          --   5.40556     1,186,376.68
   54    6/11/2010   263,368,000.00               --          --     1,220,480.59         --          --   5.56095     1,220,480.59
   55    7/11/2010   263,368,000.00               --          --     1,186,398.08         --          --   5.40566     1,186,398.08
   56    8/11/2010   263,368,000.00               --          --     1,220,489.49         --          --   5.56099     1,220,489.49
   57    9/11/2010   263,368,000.00               --          --     1,220,493.85         --          --   5.56101     1,220,493.85
   58   10/11/2010   263,368,000.00               --          --     1,185,910.51         --          --   5.40344     1,185,910.51
   59   11/11/2010   263,368,000.00               --          --     1,220,234.93         --          --   5.55983     1,220,234.93
   60   12/11/2010   263,368,000.00               --          --     1,187,508.09         --          --   5.41072     1,187,508.09
   61    1/11/2011   263,368,000.00               --          --     1,187,653.47         --          --   5.41138     1,187,653.47
   62    2/11/2011   263,368,000.00               --          --     1,187,669.98         --          --   5.41145     1,187,669.98
   63    3/11/2011   263,368,000.00               --          --     1,187,830.68         --          --   5.41219     1,187,830.68
   64    4/11/2011   263,368,000.00               --          --     1,221,851.98         --          --   5.56720     1,221,851.98
   65    5/11/2011   263,368,000.00               --          --     1,187,721.62         --          --   5.41169     1,187,721.62
   66    6/11/2011   263,368,000.00               --          --     1,221,873.84         --          --   5.56730     1,221,873.84
   67    7/11/2011   263,368,000.00               --          --     1,187,756.02         --          --   5.41185     1,187,756.02
   68    8/11/2011   263,368,000.00               --          --     1,221,895.92         --          --   5.56740     1,221,895.92
   69    9/11/2011   263,368,000.00               --          --     1,221,907.13         --          --   5.56745     1,221,907.13

   70   10/11/2011   263,368,000.00               --          --     1,187,808.09         --          --   5.41208     1,187,808.09
   71   11/11/2011   263,368,000.00               --          --     1,221,929.51         --          --   5.56755     1,221,929.51
   72   12/11/2011   263,368,000.00               --          --     1,187,843.47         --          --   5.41225     1,187,843.47
   73    1/11/2012   263,368,000.00               --          --     1,221,952.10         --          --   5.56766     1,221,952.10
   74    2/11/2012   263,368,000.00               --          --     1,187,879.26         --          --   5.41241     1,187,879.26
   75    3/11/2012   263,368,000.00               --          --     1,187,948.97         --          --   5.41273     1,187,948.97
   76    4/11/2012   263,368,000.00               --          --     1,221,986.30         --          --   5.56781     1,221,986.30
   77    5/11/2012   263,368,000.00               --          --     1,187,933.99         --          --   5.41266     1,187,933.99
   78    6/11/2012   263,368,000.00               --          --     1,222,009.43         --          --   5.56792     1,222,009.43
   79    7/11/2012   263,368,000.00               --          --     1,187,970.83         --          --   5.41283     1,187,970.83
   80    8/11/2012   263,368,000.00               --          --     1,225,129.80         --          --   5.58214     1,225,129.80
   81    9/11/2012   263,368,000.00               --          --     1,225,139.72         --          --   5.58218     1,225,139.72
   82   10/11/2012   263,368,000.00               --          --     1,191,168.13         --          --   5.42739     1,191,168.13
   83   11/11/2012   263,368,000.00               --          --     1,225,369.85         --          --   5.58323     1,225,369.85
   84   12/11/2012   263,368,000.00               --          --     1,191,453.28         --          --   5.42869     1,191,453.28
   85    1/11/2013   263,368,000.00               --          --     1,191,470.89         --          --   5.42877     1,191,470.89
   86    2/11/2013   263,368,000.00               --          --     1,191,488.11         --          --   5.42885     1,191,488.11
   87    3/11/2013   263,368,000.00               --          --     1,191,671.46         --          --   5.42969     1,191,671.46
   88    4/11/2013   263,368,000.00               --          --     1,225,419.85         --          --   5.58346     1,225,419.85
   89    5/11/2013   263,368,000.00               --          --     1,191,541.89         --          --   5.42910     1,191,541.89
   90    6/11/2013   263,368,000.00               --          --     1,225,440.31         --          --   5.58355     1,225,440.31
   91    7/11/2013   263,368,000.00               --          --     1,191,577.77         --          --   5.42926     1,191,577.77
   92    8/11/2013   263,368,000.00               --          --     1,225,460.96         --          --   5.58364     1,225,460.96
   93    9/11/2013   263,368,000.00               --          --     1,225,471.48         --          --   5.58369     1,225,471.48
   94   10/11/2013   263,368,000.00               --          --     1,191,632.15         --          --   5.42951     1,191,632.15
   95   11/11/2013   263,368,000.00               --          --     1,225,492.43         --          --   5.58379     1,225,492.43
   96   12/11/2013   263,368,000.00               --          --     1,191,669.13         --          --   5.42968     1,191,669.13
   97    1/11/2014   263,368,000.00               --          --     1,191,688.03         --          --   5.42976     1,191,688.03
   98    2/11/2014   263,368,000.00               --          --     1,191,706.55         --          --   5.42985     1,191,706.55
   99    3/11/2014   263,368,000.00               --          --     1,191,904.73         --          --   5.43075     1,191,904.73
  100    4/11/2014   263,368,000.00               --          --     1,225,545.26         --          --   5.58403     1,225,545.26
  101    5/11/2014   263,368,000.00               --          --     1,191,764.32         --          --   5.43011     1,191,764.32
  102    6/11/2014   263,368,000.00               --          --     1,226,228.27         --          --   5.58714     1,226,228.27
  103    7/11/2014   263,368,000.00               --          --     1,192,518.17         --          --   5.43354     1,192,518.17
  104    8/11/2014   263,368,000.00               --          --     1,226,249.62         --          --   5.58724     1,226,249.62
  105    9/11/2014   263,368,000.00               --          --     1,226,260.50         --          --   5.58729     1,226,260.50
  106   10/11/2014   263,368,000.00               --          --     1,192,576.20         --          --   5.43381     1,192,576.20
  107   11/11/2014   263,368,000.00               --          --     1,226,282.16         --          --   5.58739     1,226,282.16
  108   12/11/2014   263,368,000.00               --          --     1,192,615.66         --          --   5.43399     1,192,615.66
  109    1/11/2015   263,368,000.00               --          --     1,192,635.83         --          --   5.43408     1,192,635.83
  110    2/11/2015   263,368,000.00               --          --     1,192,949.75         --          --   5.43551     1,192,949.75
  111    3/11/2015   263,368,000.00               --          --     1,194,076.94         --          --   5.44065     1,194,076.94
  112    4/11/2015   263,368,000.00               --          --     1,226,489.62         --          --   5.58833     1,226,489.62
  113    5/11/2015   263,368,000.00               --          --     1,193,012.70         --          --   5.43580     1,193,012.70
  114    6/11/2015   263,368,000.00               --          --     1,226,893.23         --          --   5.59017     1,226,893.23
  115    7/11/2015   263,368,000.00               --          --     1,194,092.49         --          --   5.44072     1,194,092.49
  116    8/11/2015   263,368,000.00               --          --     1,215,029.89         --          --   5.53612     1,215,029.89
  117    9/11/2015   263,368,000.00               --          --     1,215,631.11         --          --   5.53886     1,215,631.11
  118   10/11/2015   263,368,000.00               --          --     1,187,830.04         --          --   5.41218     1,187,830.04
  119   11/11/2015   263,368,000.00               --          --     1,226,604.16         --          --   5.58885     1,226,604.16
  120   12/11/2015               --   263,368,000.00          --     1,222,053.95         --          --   5.56812   264,590,053.95
Total                                 263,368,000.00          --   144,372,130.49         --          --             407,740,130.49

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